July 27, 2011 July 27, 2011 Exhibit 99.1

July 27, 2011 – Gaylord Opryland Resort – Nashville, TN
Analyst & Investor Meeting Agenda
Analyst & Investor Meeting Agenda
8:00 Opening Remarks Scott Wine
8:10 Strategy Overview Bennett Morgan
8:25 Off-Road Vehicles, Bobcat Matt Homan
8:55 Snowmobiles, PG&A, & Financial Services Scott Swenson
9:15 Sales & Mktg / On-Road Vehicles (GEM) Mike Jonikas
9:35 Victory Motorcycles / Indian Steve Menneto
9:50
Break
10:05 Military / R&D / Powertrain David Longren
10:25 Global Market Development Mike Dougherty
10:55 Operations / Supply Chain / Monterrey / Suresh Krishna
Acquisition Integration
11:25 Closing Comments Scott Wine
11:35 Q&A Wine/Morgan/Malone
2

2 Jul-2011 AM

Private Securities Litigation Reform Act of 1995
Polaris Industries Inc. Disclosure Litigation Statement
Safe Harbor
Safe Harbor
Except for historical information contained herein, the matters set forth in this document, including but not limited to management’s expectations regarding 2011 and longer-term objectives for sales, shipments, net income, cash flow, and manufacturing realignment transition costs and savings, are forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those forward-looking statements. Potential risks and uncertainties include such factors as product offerings, promotional activities and pricing strategies by competitors; manufacturing realignment transition costs; acquisition integration costs; warranty expenses; impact of changes in
Polaris stock prices on incentive compensation; foreign currency exchange rate fluctuations;
environmental and product safety regulatory activity; effects of weather; commodity costs;
uninsured product liability claims; uncertainty in the retail and wholesale credit markets;
changes in tax policy and overall economic conditions, including inflation, consumer confidence and spending and relationships with dealers and suppliers. Investors are also directed to consider other risks and uncertainties discussed in our 2010 annual report and
Form 10-K filed by the Company with the Securities and Exchange Commission. The
Company does not undertake any duty to any person to provide updates to its forward-
looking statements.
The data source for retail sales figures included in this presentation is registration information provided by Polaris dealers in North America and compiled by the Company or
Company estimates.  The Company must rely on information that its dealers supply concerning retail sales, and other retail sales data sources and this information is subject to revision.
Jul-2011 AM

2011 1st
2011 1st
st Half Financial Metrics
Half Financial Metrics
2011 YTD
Actual
Var. to ‘10
Sales $1,145 +44%
Net Income $96.0 +112%
Gross Profit % 28.8% +260 bpts
Op Profit % 12.8% +340 bpts
Net Income % 8.4% +270 bpts
EPS $2.71 +102%
Shareholder Return 44% +17% pts

Exceptional Start to 2011
Jul-2011 AM

Total Company Sales (in millions) Diluted EPS
Full Year 2011 Guidance
Full Year 2011 Guidance
$1,991
Up 25% to 28%
$2,490 to $2,540
2010 Actual 2011 Guidance
$4.28
Up 39% to 41%
$5.93 to $6.05
2010 Actual 2011 Guidance
2011 Sales & EPS Projections Raised, Again
Retail sales growth continues to outpace the industry
International, Military, and Bobcat businesses accelerating growth
Net income dollars projected up 45% to 47%
Net income margin improvement accelerating
Diluted EPS expected to be up 39% to 41%
EPS expected in $5.93 to $6.05 range
6 Jul-2011 AM

Strategic Objectives
Strategic Objectives

2009 2014 2019
2009 2014 2019
$1.6
Billion
$5.0
Billion
Grow Sales
$5 Billion by 2019
6.5%
10.0%
Expand Net Income
10% of sales by 2019
Best in Powersports PLUS
5-8% organic growth to >$3B
Growth through Adjacencies
>$2B from acquisitions and new markets
Global Market Leadership
>33% of Polaris Revenue
Operations is Competitive Advantage
Lean Enterprise for world class quality, cost, lead times
Strong Financial Performance
Sustainable, Profitable Growth
Net Income Margin to 10%
Consistent Strategy, Continued Execution
>8.0%
$3.0
Billion
Jul-2011 AM
Goal
Goal
Goal
Goal

Jul-2011 AM

Making Growth Happen
Making Growth Happen
Industry is
Industry is
34% Smaller
34% Smaller
Since 2008
Since 2008
Industry has declined over the past 3 years
2008 vs. 2011
Global Industry Retail Sales (Units)
2008 – 2011 Sales Trends
ATV ATV SxS SxS SNOW SNOW
MOTOR MOTOR
CYCLES CYCLES
INDUSTRY INDUSTRY
TOTAL TOTAL

Jul-2011 AM

Making Growth Happen
Making Growth Happen
Growth by Geographic Region
Growth by Business/Product Line
SxS & N.A. Driving; Newer Growth Initiatives Contributing
In a declining industry… We Made Growth Happen!
$500M of Growth!!
2008 – 2011 Sales Trends
ATV ATV SxS SxS SNOW SNOW VICTORY VICTORY
POLARIS POLARIS
TOTAL TOTAL
MILITARY MILITARY OSPS OSPS LEV/ LEV/
GEM GEM

Jul-2011 AM

Making Growth Happen
Making Growth Happen
Most of These Have Not Paid Back Yet!
Aggressive Investments in Our Future
New Product Development
New Product Development
SxS, ATVs, Motorcycles, Snowmobiles, PGA
SxS, ATVs, Motorcycles, Snowmobiles, PGA
More Advertising
More Advertising
MVP
MVP
Monterrey
Monterrey
EMEA HQ
EMEA HQ
SwissAuto
SwissAuto
Military
Military
LEV
LEV
GEM
GEM
Indian
Indian
China
China
Over $300M of capital invested in tooling, acquisition,
operating expenses and/or people commitments
Bobcat
Bobcat
Brazil
Brazil
India
India
International NPD
International NPD
Business Development
Business Development
And others…
And others…

2011-2012 N.A. Macroeconomic Outlook
2011-2012 N.A. Macroeconomic Outlook
Global – emerging economies lead . . . Europe lags
North American GDP 2.5 to 3.0 for 2011 – slightly better in 2012
Housing, unemployment remain problematic
Consumer confidence modestly improves
Government policy, 2012 election uncertainties may sputter recovery

Slow recovery remains most likely scenario
Jul-2011 AM

What’s Different From 1 Year Ago?
What’s Different From 1 Year Ago?
Market Cap has doubled to $4B with 1
st
Half Sales (+44%) and EPS
(+102%) growth
SxS business significantly larger on huge market share gains and continued momentum
Victory is profitable and has grown to # 2 in share YTD 2011
Monterrey is an operating plant with 630 employees vs. an empty field in July 2010
International expansion on schedule with EMEA HQ, growth in
China, India & Brazil
Indian & GEM make acquisitions real; Military & Bobcat adjacencies accelerating
Jul-2011 AM

A Bigger, Stronger, more Profitable Business…Still Hungry and Humble

Drive organic growth - every
business grows share
ORV innovation delivers
sales and profit growth
Victory grows revenue and
profits rapidly
Snow is clear #2 with
operating profit growth
Polaris powertrain
penetration grows

Best in Powersports PLUS
Best in Powersports PLUS
Jul-2011 AM

Jul-2011 AM

Best in Powersports PLUS
Best in Powersports PLUS
Powersports Highlights
Industry on plan and stable at -1% in Q2 & YTD
Polaris Q2 Retail:  ORV up mid-teens; Victory +40%
Polaris #1 Powersports OEM in 2010 & 1H 2011
RZR XP fastest turning new product launch ever
Polaris Retail Trends Remain Strong; Industry Stable
Positive North American Retail Sales Trends Continue

Jul-2011 AM 16 Best in Powersports PLUS Best in Powersports PLUS Polaris is #1 in N.A. Powersports Includes Total Motorcycle Industry Consolidated N.A. Market Share (Units)

Acquire or partner, then integrate profitable revenue
Bobcat continues to grow revenue
Expand Defense sales to >$50M with product innovation
SwissAuto Technology applied outside powersports
17 Jul-2011 AM
Bobcat
Military
Growth Accelerating
Growth Through Adjacencies
Growth Through Adjacencies

Jul-2011 AM

Growth Through Adjacencies
Growth Through Adjacencies
Strategic Acquisitions will Expand On-Road Presence
Milestones:
Closed acquisition June 2011
Hired GEM personnel
Retained vast majority of GEM dealers
Next Steps:
Stabilize volume
- Re-energize dealers
Future Product Planning
Spirit Lake assembly
Cost reduction
Milestones:
Closed acquisition in April 2011
Exited Kings Mountain July 1st
Hired/Contracted Indian personnel
Next Steps:
Develop & build clear brand strategy
Spirit Lake assembly
Product design/planning: Focus to deliver
differentiated models with core Indian
DNA
Distribution planning for re-launch

Global Market Leadership
Global Market Leadership
Grow EMEA and expand #1 share leadership position
China distribution & partnerships drive profitable sales
Establish India business foundation & key partnership
Continue rapid Victory growth

Jul-2011 AM
$77.5
+35%
$104.2
+21%
$305.9
Polaris Sales (millions)
FY 2011
guidance
FY 2010 Q2 2011 Q2 2010
Up 20% to 25%
International Investment & Expansion Continuing
Making Aggressive Investments Outside N.A.
EMEA HQ
SwissAuto
China
Brazil
India
International Products
And others . . .

Operations as a Competitive Advantage
Operations as a Competitive Advantage
Drives up to 220 basis points gross margin gain in FY 2011
Quality, delivery and performance targets delivered throughout manufacturing realignment
Quality improvements drive Net Promoter Scores up and warranty down
Reduce Polaris factory and dealer inventories
LEAN and sourcing initiatives to deliver net cost improvement
Reduce lead-time and improve delivery flexibility for Victory and ORV

Strong Start – Driving for Results in Future Growth Initiatives
Net Promoter Scores % of Vehicles with No Warranty Claims
Goal is 95%
Forecast
Industry
Rank Trend
SxS #1
ATV #2
Snow #2
Victory #1
Jul-2011 AM

Strong Financial Performance
Strong Financial Performance
$28.65
$43.63
$78.02
6.0%
6.5%
7.4%
8.4%
22.8%
27.3%
27.7%
29.2%
Q4-'08 Q1-'09 Q2-'09 Q3-'09 Q4-'09 Q1-'10 Q2-'10 Q3-'10 Q4-'10 Q1-'11 Q2-'11
Stock Price FY NI Margin Gross Margin
When We Expand Margins; Investors Will Reward Performance
$118

Jul-2011 AM

June YTD % Change in
Total Company Sales
June YTD Sales Growth
by Region
Strong Financial Performance
Strong Financial Performance
2011 Full Year Guidance
Sales $2,490M to $2,540M (+25% to +28%)
Net Income up 45% to 47%
EPS of $5.93 to $6.05

Strong Start – Driving for Results in Future Growth Initiatives
Volume 35%
Product Mix & Price 7%
Currency _2%
44%
Jul-2011 AM
June YTD Sales Growth
by Business Unit

Jul-2011 AM 23 Polaris Industries Inc. Polaris Industries Inc. Q & A Q & A Polaris Industries Inc. Analyst & Investor Meeting July 27, 2011

Matt Homan, VP Off-Road Vehicles July 27 th , 2011

Off-Road Vehicles Agenda Industry and Competitive Update Off-Road Vehicle Plans and Results Bobcat Adjacency Update Off-Road Vehicles – The Future 25

ORV Business Breakdown
ATV
SxS
Military Bobcat
#1 business
for revenue
and profits
Large business
with significant
profits
Incremental
Growth
Opportunity
RANGER #1 Priority; Sportsman Remains Significant

ATV
SxS
Military Bobcat
Off-Road Vehicle Industry Trends
ATV Industry Remains Weak – SxS Solid Growth in 2010 and 2011
SxS
ATV Industry Trends
5 Year CAGR = -20%
Modest improvement in 2010/2011 forecasted
SxS Industry Trends
5 Year CAGR +2% – Driven by weak 2009
Solid growth in 2010/2011 forecasted at +8%

Off-Road Market Share Summary
Polaris #1 in ORV; #1 in SxS; Closing in on #1 in ATV
ORV SxS ATV Trend
#1 #1 #2
#2 #7 #1
#3 #5 #3
#4 #2 #6
#5 #8 #4
#6 #6 #5
#7 #3 N/A
#8 #4 N/A
#9 N/A #7
2010 Powersports Research SxS Data
2011 YTD ATV Market Share Numbers

Off-Road Vehicles Growth Strategy
Strong Plan – Working to Drive Results
New Products Drive Incremental SxS Growth
Big News – RZR XP, RZR 570
Big Retail Drivers Improvements – RANGER Heat, Limited Editions
More Incremental Opportunities – RANGER Diesel Crew
Gain Profitable ATV Share – Protect Sportsman
Big News – Sportsman 850HO
Big Improvements – Sportsman Value Line Storage
Profitable Growth – Significant Share Gains + Margin Expansion
Aggressive MVP Plans to Drive Retail
99% 1H dealer retail plans
2H Retail plans enhanced – do 3 to 4 MORE things (advertise, in-store event, etc.)
Improvements to product availability / mix in 2H of 2011
Improve Across Value Chain to Expand Margins
Monterrey on-line – Off to great start
Strong combination of cost down, pricing and expense management

Strong Retail Results – Positioned Well to Continue
ORV RANGER Retail Results

All RANGER segments growing
Share growth has been very strong
RANGER (no RZR) #1 in SxS by over 2X next closest competitor
RANGER MY’12 product and marketing plan positioned well

ATV
SxS
Military Bobcat
RANGER MY’12 New Products
Improvements and Incremental Opportunities Drive Growth
RANGER = Top
Customer Improvements
Diesel Crew =
Incremental Opportunity
Limited Editions =
Drive Retail
Heat = Big Reduction
Hills = HD Engine Braking
Incremental Customer
International/Military                    First Mid-Size LEs
Opportunity
First Walker Evans RANGER

2011 Ahead of Plan; Incremental New Plays Working
ORV RZR Retail Results

Strong incremental RZR growth as new segments launched
Clear leader in recreation segment
RZR (no RANGER) is #2 in SxS market share (behind RANGER)

ATV
SxS
Military Bobcat
RZR MY’12 New Products
RZR XP – Razor Sharp EXTREME Performance
NEW! RZR XP
Fastest Turning in ORV History
Highly Incremental to RZR Line
No Competitor Is Close
More Limited Edition News for ‘12

ATV
SxS
Military Bobcat
RZR MY’12 New Product
Trail Machines 2X – RZR 800 and NEW! RZR 570
NEW! RZR 570
Competitive Advantages of RZR 800
Patented low CG, 50” width, travel & suspension
New ProStar 570 Engine
45HP single-cylinder, high revving DOHC
RZR XP efficient transmission
Outperforms the Competitors BIG SxSs
26% faster than a Teryx
325 lbs lighter than a Commander
Razor Sharp Trail Value SxS
$9,999 MSRP

2011 Sportsman Ahead of Plan; Sportsman Strategy is Working
ORV ATV Market Share Results

Significant share gains across Sportsman segments
Sportsman leads in both “value” and “premium” segments
Sportsman 500HO and Sportsman 850XP

ATV
SxS
Military Bobcat
Sportsman MY’12 New Products
More Power and More Value for MY’12
NEW! MY’12
Sportsman 850H.0.
NEW! MY’12
Sportsman 400, 500, 800
77HP – For the Same Money
20% More Acceleration
#1 Customer Request
21% More Capacity
New Kenda Tires
#2 Customer Request

ORV Overall Results RANGER – Consistent incremental growth RZR – Consistent incremental growth Sportsman – Consistent share growth Bobcat – Partnership is on-track

39 Bobcat Partnership Strategy Bobcat Partnership Strategy = Powerful Opportunity + Off-Road Vehicles Manufacturer Compact Construction Manufacturer 1 1 # # 1 1 # #

Bobcat Partnership Results Bobcat Retail – Gaining Momentum Bobcat Ship – Ahead of Plan Bobcat Co-Developed Products – On-Track Bobcat Delivering Results – Potential Remains

ORV Margin Expansion Cost Down – Engineering and purchasing Pricing – Leveraged targeted opportunities (remain competitive) Monterrey – Impact just beginning ORV = Strong Margin Expansion Results

ATV
SxS
Military Bobcat
ORV Future Strategy Summary
The Future Looks Bright for Off-Road Vehicles
Incremental
SxS Growth
Profitable
ATV Share
Expand
Margins
Bobcat
Partnership
Strong RGR product plan
Strong RZR product plan
SxS market has upside
Sportsman strong
Still room to innovate
Margin plan strong
Monterrey just starting
Proven track record
Dealer Inventory healthy
Gaining momentum
Co-developed next
Strong commitment

RANGER – Ahead of plan and poised to grow RZR – Ahead of plan and poised to grow Sportsman – Ahead of plan and poised to continue winning Bobcat – Ahead of plan with lots of opportunity 44

46 7-27-10 VIDEO

7-27-11
Snowmobile Industry Overview
Worldwide Industry Retail:
Outlook for Industry:
Industry will be up slightly in near term. Potential for modest continued growth with snow fall & economic recovery.
Large installed base generates lucrative parts, garments &
accessories business
95% repeat buyers with high expectations.
Competition
#1
#3
#4

48 7-27-11 Snowmobile Industry Demographics Large, Stable and Active Base

7-27-11
State of
Snowmobile
Market
Snowfall good to great last winter
across  North America.
Polaris only OEM to gain market share.
Dealer inventory levels lowest since
1997.
Enthusiast base purchasing premium
products.  Ultimate segment growing fastest.
Promotional spending was reasonable last season.
Dealer profitability OK due to service business & better inventory mix.
Polaris dealer count stable.
EPA impacts MY ’12.  Polaris is positioned to meet requirements.
Snowfall Remains the
Key for The Industry

7-27-11
Snowmobile Industry: 2010/2011
North America
Growth in Mountains, Crossover & Utility
Industry By Segment Industry By Engine Size
Industry By Engine Type
Polaris Highlights
Biggest retail % increase since 94/95
Dealer inventory lowest in 16 years
5 of top 6 selling models in the industry
Ultimate market share up 10 points
Gained market share in every region of NA
Solid #2 in NA market share again

Selling Points
1) On Trail Performance: “Heart of a Rush”
2) Off Trail Capability: “Soul of a Crossover”
3) Consumer Built: Wind Protection, Seat, Storage

7-27-11
Adventure
New Products: MY ’12
Selling Points
1) Performance without Compromise
2) Pro-Ride Chassis + Premium Features
3) Lock & Ride for Snowmobiles
30% of NA Orders; Big Share Growth Opportunity
800 Rush LE 600 RMK
600/800 Switchback
Selling Points
1) Pro-Ride Chassis, 431 lbs
2) 600 LE engine: “Overachiever”
Selling Points
1) Snow Check Exclusive
2) Cobra Track + Rox Riser + Premium Shocks + More

Snowmobile Quality

7-27-11
Reliability/Durability #1 key performance criteria for Polaris sled buyers
Snowmobile quality has improved significantly!
Net promoter scores (NPS) improved 15% to #2 in industry
Warranty claim $ and problems per 100 vehicles down
MY ’11 RMK NPS was industry leading in its segment.
MY ’11 800 engine improvements worked.
Longer term focus:
Validation and testing … lab + field + “Real World”
Supply base and manufacturing
Industry Leading Product Quality
Remains Our #1 Goal
75
77
90
20
21
9
41
2
1
0
0
It’s a brand I can trust
Durable:  Vehicle lasts over the long haul
Reliable:  I can always trust it not to breakdown

Snowmobile Outlook

7-27-11
2011 Calendar Year:
MY ’12 product intro exceeded expectations, orders up > 30%
Revenues expected to be up approximately 40%
Snow check sales up over 70%.
International retail up: Sweden/Norway solid year; Russia growing.
Retail focus on installed base; expand demos.
Longer Term Road Map … No Major Changes:
Drive towards industry leading quality with a powertrain focus.
Product: ride & handling = progressive rear suspension + light weight.
Grow worldwide market share.
Product Innovation & Quality Keys to Success

7-27-11

COMPETITION:
COMPETITION: Aftermarket: i.e.; Parts Unlimited, Tucker Rocky,
Western Powersports, MotoVan, Indirects: Other OEM’s
Pure Polaris Overview
Service Parts, Accessories, Apparel & Financial Services
49,000 SKU’s, $344 Million in Sales in 2010
Highest Gross Margins
Top Selling Commodities Polaris Advantages
Cabs/Cab Components (ORV) The Brand
Winch Kits (ORV) Closer to the Customer
Oil Fill Rates / Availability
Plow Kits (ORV) Proprietary Components (Parts)
Brushguards (ORV) Wholegood integration (Accessory)
Lock & Ride (ORV) Solution Focus (Accessory)
Rim/Wheel (ORV/Victory)
Tracks (ORV)
Jackets & Bibs (Snow)

7-27-11 55 PG&A Strategic Trend – 2000s Decade of Growth and Margin Expansion 40+% Operating Profit Margin 10 Year Average Growth Rates: Revenue: 7% (detailed below) Operating Profit: 12%

7-27-11

APPAREL
3%
PARTS
50%
ACCY
47%
ORV 74%
2010 PRODUCT MIX BY GEOGRAPHY
PG&A Revenue Mix
2010 PRODUCT MIX BY PRODUCT LINE
2010 PRODUCT MIX BY BUSINESS
Revenue Growth Drivers:
SxS Accessories + Bobcat
International Parts & Accessories
SxS Parts
Victory Accessories
Acquisitions: Indian, GEM
INT'L. 16%
CANADA
16%
US  68%

7-27-11 7-27-11

Marketing & Merchandising
More resources on growth dealers
In-dealership merchandisers
Pure Retail Excellence Program
Free fixtures & signage
Drive salesperson effectiveness
Easy to use dealer catalog
"Go–To–Market" guides: New products,
sales programs, retail tools & displays
Win In The Dealership
Before After

Vermillion, SD distribution center
381K sq. feet; expanded in ‘08
State of the art facility
Ship to 130 countries
3,000 dealers worldwide
7 Subsidiaries, 40 distributors
2 shifts,140 people
Complete, fast, accurate shipments
97+% fill rate
99+% of orders in by 3pm shipped same day
99+% pick/pack/ship accuracy
Freight
Free freight daily orders > $300
Tier level determines timing
Orders: 80+% of sales are daily orders
500,000 orders processed
4,000,000 lines picked
PG&A Distribution
Timely, Accurate Shipments; Productivity Driven
Operation

Innovation Drives Sales
RANGER
®
: 40 New Accessories
Pro-Steel™ Cab Enclosure
Crew Sport Roof
Poly Flip-up Windshield
Ranger SSV Overhead System
RANGER RZR
®
: 40 New Accessories
Lock&Ride
Tinted Roof
Lock&Ride
Half Windshield
RZR 4 Aluminum Roof
Low Profile Front Bumper
LED Light Bars
Sportsman
®
: 20 New Accessories
Polaris HD 2500lb Winch
Sno-Glide Poly Blade
8-Spoke XP Rim
Victory: 15 New Accessories
Cross Bike Hard Lowers
Klock Werks
®
FLARE™ Windshield
Stage 1 Tri-Pro Exhaust
Stage 1 X-Bow Exhaust
Apparel: 100+ New Items
Tenacity Helmets
Tekvest
®
Protection
Victory: Touring Textile Jacket
Lock&Ride Fast Clamp
Plow Blade
Polaris HD 2500lb Winch
Pro-Steel™ Cab
Industry-Leading Quality, Fit & Ease of Installation

7-27-11
Retail Financial Services
Retail Credit/Other Services Income
Approval Rates
Credit Penetration
Partner Status: (No Credit / Funding Risk)
HSBC Revolving: Expires October 2013.
NA credit card business is for sale.
Sheffield Installment: Expires Feb. 2016.
ORV focus.  Profit sharing opportunity.
GE Installment: Expires Feb 2016.
Motorcycle focus.
Extended Service Contracts: Assurant
FICO Scores
$8.0

7-27-11
$455
$498
$555
$710
$723
2007 2008 2009 2010 Q2
2010
Q2
2011
$6.1
$6.5
$12.6
$13.6
$13.2
$13.9
2007 2008 2009 2010 2011E Q2
YTD
2010
Q2
YTD
2011
Wholesale Credit to Dealers
Joint Venture Partnership with GE for
Dealer Financing in U.S. – Polaris
Acceptance
Established in 1996. Stable relationship.
Shared 50/50 equity, income and risk
Receivables funded by GE debt
Expires in 2017, purchase option
Dealer repossessions are stable, within
expectations
Credit losses well less than 1%
Dealer credit availability / capacity not an issue
Other Geographic Markets
Canada dealers with GE; new agreement signed
in 2011; expires 2017.
UK, France, Germany, Australia subsidiaries
finance dealers through GE – no material
changes in 2011
Other foreign subsidiary dealers & international
distributer’s receivables carried on Polaris
books
Receivable Balance – U.S. Dealers
($ in millions)
Wholesale Credit Income
($ in millions)
Competitive Advantage for Polaris and Dealers
$425

7-27-11
Summary
Summary
Snow
Product key to share growth … 90% of line-up new MY ’10 – MY ‘12
Large, stable and active installed base
Solid cash flow business that is growing again
PG&A
Proven ability to grow sales and margins
Innovation drives growth. Industry leading integration with vehicles
Highest margin opportunity for both Polaris & our dealers
Great cash flow generator
Financial Services
External environment stable.  Maintain partnerships.
Approval rate maximization focus.  Selling Polaris products #1 goal.
No balance sheet or funding risk for retail credit.

North American Sales & Corporate Marketing Mike Jonikas, Vice President July 27, 2011

Agenda • Polaris North American Sales Results • Dealership Network Health Update • Polaris Roadmap 64

Driving Retail Growth With Dealers

Winning Product + Winning Support Programs + Dealer Network Partnership
-1%
+17%
Retail Before Orlando 2010
(R12 ending June 2010)
Retail Since Orlando 2010
(R12 ending June 2010)
Strong Polaris / Victory Retail Sales Growth in North America

Network Brand Value Much Stronger 66 Polaris Accelerated to Strong #2 Position within Powersports Strong Polaris / Victory Retail Sales Per N.A. Dealership (R12 ending March 2011)

Dealership Count Growth 67 Leveraging Polaris Momentum & Business Model Advantage to Win Polaris / Victory Polaris / Victory N.A. Dealership Count Growth (1Q’2011 % chg vs. 1Q’2010)

Polaris N.A. Dealer Network Health

Polaris Positioned to Lead & Win
• Polaris Retail Selling Margins
RANGER, RZR, and Sportsman 500 HO
Victory Cross and Highball
RMK and RUSH snowmobiles
PURE accessories
• Dealer Inventory Levels
Now in-line with retail sales trends
For ATV, Victory, and Snowmobiles
• Polaris Business Model Advantage
MVP segment stocking
V.I.P. retail selling program
• Dealer Net Income is Stressed
Dealers aligned expenses with revenue
Most are reluctant to invest, yet
Profitable outlook with industry growth
• ORV Product Availability from Factory
Challenging with strong retail results
Improved ship date communication
• Further Business Model Transformation
Expand MVP segment stocking
Shorten order to ship lead-times
Improve retail selling practices
Dealer Optimism Improvement Opportunities

Polaris Roadmap

N.A. Powersports Distribution Leadership
Industry Leading Dealer Retail Selling Practices
Strong Dealership Count Positions
Right Product, at Right Place, at Right Time
1. Lead Best Dealership Retail Selling Practices
Strong dealership participation with V.I.P. program
More dealerships utilizing more retail selling tools
2.   Build Strong Dealership Count Positions
Leadership positions within key volume markets
3.   Max Velocity Program Advantage
Right product, at right place, at right time
Leading customer satisfaction
Best in Powersports PLUS

Best Dealership Retail Selling Practices

1. Strong Dealership Participation with V.I.P. Program
2. Increase the Number of Retail Selling Tools Utilized by Each Dealership
Build Towards Industry Leading Retail Behaviors
+
28
pt. retail sales lift advantage
Use more tools and sell more units
45
units
66
units
79
units
87
units
99
units

Stronger Dealership Count Position

Properly Penetrate Key Volume Markets
1Q 2011 Count
Long Range Plan
1. Achieve Industry Market Segment Leadership Positions
2. With High Quality Dealership Partners
SxS plus ATV
Snowmobiles
Motorcycles

Max Velocity Program 72 1. Improve ORV Product Availability from Factory 2. Phased Roll-out of MVP Segment Stocking for Victory Motorcycles Right Product, at Right Place, at Right Time +9 pts +11 pts

Mike Jonikas, Vice President July 27, 2011 *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** * ******** ********

74 Agenda • On-Road Vehicle Division Mission • People Mover & Light Duty Hauler Industry Overview • Global Electric Motorcars Roadmap

75 On-Road Mission 2009 Actual 2011 Guidance $53M +60% to +65% Making Revenue Growth Happen Right Now $82M 2010 Actual

76 On-Road Mission 2009 Actual 2011 Guidance $53M +60% to +65% Pushing for More Growth to Deliver Our Aggressive Revenue Goal $82M 2010 Actual $700+M Long Range Plan

On-Road Roadmap
1.  Develop Sizeable Heavyweight Motorcycle Business
2.  Enter Segments Beyond Heavyweight Motorcycles
3.  Create Global Brand and Distribution Presence
1.  Penetrate Market Segments Poised for Growth
2.  Pursue Leading Positions In Selected Growth Markets
3.  Apply Polaris Vehicle Applications Innovation

Polaris Motorcycle Growth
Small Vehicle Business Development

78 Small Vehicle Business Development ************* ************ *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** *** ***

Small Vehicle Business Development

$300+M
$1M
2009 Long Range Plan
1.  Penetrate Segments Poised for Growth
People Mover  (PM)
Light Duty Hauler  (LDH)
2.  Pursue Leading Marketing Positions
3.  Apply Polaris Product Innovation
Business Development Strategy Revenue Goal

PM & LDH Market Overview
$1.6 Billion Global People Mover & Light Duty Hauler Market
$0.6B                                              $0.6B
0
20
40
60

100%
People Movers (PM)
Used Golf Cars
Low Speed Vehicles
Utility Shuttle Vehicles
Golf Cars
Light Duty Haulers (LDH)
Used Golf Cars
Golf Cars
Industrial Vehicles
Utility Vehicles
Golf Cars
Low Speed Vehicles
Industrial Vehicles
UtilityVehicles
UtilityShuttle Vehicles
Others
Used Golf Cars

LRP Outlook is Basis for Assessment
Highly unattractive Highly attractive
Growth
Outlook
5 - 10%,
favorable ageing
demographics
5 - 7%
Competitive
Conduct
Fragmented, golf cars
and purpose built vehicles
Fragmented, and expect
LCC OEM entrants
Barriers
to Entry
Volume scale of used
fleet golf cars
Product varies largely
by user application
Customer
Behavior
Fleet TCO,
2
nd
or 3
rd
vehicle
for consumers
Durability, TCO
Overall
Attractiveness
Attractive adjacency with
distribution and innovation
Attractive adjacency
with distribution and
innovation
People Mover  (PM)
Light Duty Hauler (LDH)
Operating
Margin
10 - 15%
15+%
PM & LDH Market Trends / Outlook

PM & LDH Vehicle Landscape 82 People Mover (PM) Light Duty Hauler (LDH)

PM & LDH Competitive Landscape
Attractive dealer distribution network presence
Primary business = price sensitive fleet golf buyer
Also sell into PM & LDH markets (with new and used fleet golf units)
Extensive dealer distribution network presence
Trusted brand choice amongst purchasing agents
Limited vehicle portfolio (gas powered)
Leading niche players with small annual revenue levels
Unique and complimentary electric vehicle portfolios
Nominal product innovation historically
Highly fragmented distribution network presence

PM & LDH Customer Profile 84 End User Distribution People Mover (PM) Light Duty Hauler (LDH) Private Fleet B2B Dealers Government B2B Dealers Master Planned Community Consumers Golf Dealers

Market leader in low speed vehicles
Existing business operations
Well-known electric vehicle brand
In-field mobile service expertise
Make-to-order assembly capability
Non-union workforce
Global Electric Motorcars (GEM)

GEM at a Glance By Market Segment
Distribution Channel Mix Sales Revenue
$34M
$39M
$31M
$29M
17%
U.S. GSA
19%
International
62%
People Mover
38%
Light Duty Hauler

GEM Roadmap

Drive Global Electric Motorcars Growth
1. Stronger and More Effective B2B Distribution Presence Globally
2. Effective Lead Management Marketing Process
3. Launch More Competitive Vehicle Offerings –
grow share, enter new segments
4. Expand Profitable Mobile Service Business Model
Platform for Polaris Growth

Motorcycles Motorcycles Steve Menneto, General Manager Steve Menneto, General Manager July 27, 2011 July 27, 2011

N.A. 1400+cc Industry
N.A. 1400+cc Industry
50000
75000
100000
125000
150000
175000
2006 2007 2008 2009 2010
Touring Cruiser
Industry Retail History
Units
Touring Cruiser
2011 Industry Retail
2011 N.A. 1400+ cc Industry slightly up – +2% YTD
Touring growing at over 10%
Cruiser Industry decline is moderating vs. last year

N.A. Victory Performance N.A. Victory Performance 89 Driving a Healthy Retail/Inventory Balance +41% - 49%

2011 N.A. 1400+cc Competitive
2011 N.A. 1400+cc Competitive
Summary
Summary
Rank Manufacturer Strategy Share Trend
1 Harley
Aspiration Brand
Most Complete Product Line-up
Huge Installed Owner Base
2 Victory
Modern American Styling
#1 Owner Satisfaction (dealer, product)
3 Metrics Trusted Brands
Breadth of Distribution Bases
4 Triumph Historical Brand
Victory Growing Share In Difficult Market Conditions

Polaris Heavyweight Motorcycles
Polaris Heavyweight Motorcycles
Brand
Position
Customer Price Place -
Distribution
Product
American
Heritage
Premium
Die-Hard Prestige
Accessible
Exclusive “Classic”
Quality
Premium Product
Experience
American
Heritage
Die-Hard Market
Benchmark
“Exclusive Plus” “Classic”
Improving Quality
American
Modern
Attitude
Performance
Enthusiast
Performance Growing
Distribution
Modern
Performance
Quality

Go To Market with Premium & Performance Brands

Indian Strategy
Indian Strategy
1. Integrate Indian Operations into Spirit Lake
2. Improve Product Quality & Performance
3. Establish a Premium Global Distribution Network
4. Build a World Class Team

Victory Strategy
Victory Strategy
1. Expand Victory Touring Business
2. Strengthen Victory Proposition With Core Customer
3. Lean Operations
4. International Sales Growth
5. Expand Global Distribution Presence

CROSS COUNTRY TOUR CROSS COUNTRY TOUR US MSRP: $21,999 W/ABS US MSRP: $21,999 W/ABS 94 Industry Leading Performance, Comfort and Storage

Victory Branding Victory Branding Video 95

Strengthen Victory Proposition
Strengthen Victory Proposition
Leverage Industry Leading Dealership & Product Satisfaction
Cruisers – New Styling & More Value
“More powerful than the Harley and able to leap small curbs in a single bound, the High-Ball serves notice that there is more than one American in the game.”
– CYCLE WORLD

Lean Operations
Lean Operations
Improve Dealer Inventory Turns
Units per Dealer down 17% … time to Improve
Stocking
Mix of Non-currents to Currents… healthy at 80%
current
Victory MVP Southeast Pilot
Test & Adjust … rapid expansion
Improve Victory Flexibility to Meet Customer Demands
Move to Pull Based Production System
Reduce Victory Lead Times
Enhance Worldwide Logistics

98 Victory International Victory International International Retail +59% 2011 YTD

99 Expand Global Distribution Expand Global Distribution Growing N.A. & International Distribution 1H 2011 added 26 new dealers in North America

Polaris Industries Inc. Polaris Industries Inc. 100 Q & A Steve Menneto General Manager Motorcycles July 2011

Jul-2011 AM 101 Polaris Industries Inc. Polaris Industries Inc. Break Break Polaris Industries Inc. Analyst & Investor Meeting July 27, 2011

Dave Longren Dave Longren V.P. – V.P. – Chief Technical Officer Chief Technical Officer

103 July 27, 2011
Military Business
Military Business
2011 Highlights
Added +150 Years  of Defense
Leadership Experience In 1H
Began Delivery of National
Guard  5 YR  $67M Contract
Awarded Ranger EV R&D
Contract
Won Afghan National Police &
Israeli Defense Contracts
Delivered 1st
Unmanned Vehicle
for Use In Afghanistan
Over 3,000 Vehicles In Use In
Afghanistan & Iraq
Sales
Up +100%
Executing Our Plan
Customer Mix

Military Plan
Military Plan
104 July 27, 2011
Positioned For Growth
Leverage Full Line of Ultra Light Mission Support Vehicles
Leverage RZR SW, MVXP, MVRS700, plus Sportsman & RANGERs
Army, National Guard, Air Force, Special Forces, etc.
New Products to Serve More Markets
RANGER Diesel, Electric & Hybrid Vehicles
Unmanned  + Very Light Vehicles
Expand Other Government Agencies
Partnerships to Expand Capabilities & Markets
Grow Sales to U.S. Foreign Military Allies

• Emergency Response
• Training Facility Support
• Medical Evacuation
• Search & Rescue
• Counter Terrorism
• Maintenance Support
• Range Control
• Border Patrol
Support
Tactical
• Recon
• Casualty Evacuation
• Aviation Support
• Police/Security Forces
• Combat Engineers
• Maintenance Support
• Training
• Special Operations
Why POLARIS Ultra Light Vehicles?
Why POLARIS Ultra Light Vehicles?
• Low Cost, Affordable
Mobility
•
Light Environmental
Footprint
• Rugged, Reliable
Workhorse
• Easily Transported
• Go Anywhere
• Global Parts Supply
Practical
Market Leader
July 27, 2011 105

Product Strategy
Product Strategy
Low Cost Mobility Solutions
Leverage Off-Road Vehicle Capabilities
Innovation
Utilize the Polaris Innovation Model
Develop Unique Military Solutions and Vehicles as
Required
Unmanned vehicles
Speed to Market
Close Work With Soldiers, Understand Their   Needs &
Trade Offs
Rapid Development of Unique Technical Solutions

July 27, 2011

Emerging Market
Emerging Market
Unmanned Ground Vehicles
Unmanned Ground Vehicles
Example Vehicle:
Ground Unmanned Support
Surrogate (GUSS)
Increased Demand Safety & Reduced Soldier Payload
July 27, 2011 107

Military Summary
Military Summary
Polaris #1 Ultra Light Military
Vehicle
Winning the competitive battle
Developing key technologies
2011 Results on Plan for a
Record Year
Government budget is a concern
Positioned Well for Emerging
Requirements
Strong Growth Opportunity
July 27, 2011

Long Range Sales
Opportunity

Engineering Engineering Dave Longren Dave Longren V.P. – V.P. – Chief Technical Officer Chief Technical Officer

Making Growth Happen -
Making Growth Happen -
Engineering
Engineering
1. Develop the Most Compelling Products in the
Industry
Deliver the right product at the right time
Open new and adjacent markets
2. Create Loyal Customers that Promote the Product
& Brand
Industry leading Net Promoter Scores
Maximize customer satisfaction & product reliability
3. Deliver Value for Customer & the Company
Provide desired consumer features
Create products at the right price & cost
Relentless drive to eliminate waste

Driving Growth
July 27, 2011

The Right Product
The Right Product
Well Thought-out Product Plans
Common Design & Architecture Plans
Domestic & International Variants
Development Processes Tailorable to Unique
Product Needs
Small Focused Teams
Utilize Experts as Needed
High Quality Designs
Computer Modeling
Advanced Testing
Continuously Learn & Improve
Actively Use Consumer Feedback Loop
Information Systems that Promote Knowledge Sharing

July 27, 2011
+50 Percent Reduction In Time to Market
Increased Market Share All Businesses
Engineering Staffing
Up +40%

Business Strategy
Growth Market Opportunities – Problem Identification
Focus Group Research, Net Promoter Score
New Growth
Market/Customer
Opportunities
Disruptive
Products
Idea Screening
Product Planning
Investment
Allocation
Company-wide Product Planning
Company-wide Product Planning
Skunk Work Teams
Individual Contributors
Supplier Ideas, New technologies
July 27, 2011
+3,000 Employees Generating Ideas

Engineering Speed To Market
Engineering Speed To Market
World Class Development Staff &
Process
Internally Developed Design Tools &
Models
Analysis directly to production tooling
Integrated tooling & part cost analysis
Unique Product Segment Testing
Capabilities
Lean Engineering Eliminating Wasted
Time & Expense
Continuous Learning

Right Product at the Right Time
July 27, 2011

Most satisfied customers for our products
Top Net Promoter Score 90+
Our consumers are recommending our products to friends and Family
Consistent market share gains in all businesses
Consumer Quality
Consumer Quality
World Class Net Promoter Scores (NPS)
World Class Net Promoter Scores (NPS)
2006 2007 2008 2009 2010 2011
Polaris Net Promoter Scores
Increased Consumer Satisfaction
July 27, 2011

Powertrain
Powertrain
Heart of the vehicle
Control Key Intellectual Property
Common Architecture Designs
Design for Manufacturability & Quality

Cost $’s
Per Horsepower
Consumer
Warranty Claims
Number of
Engine Families
Down 35% Down 25%
Down 65%
Controlling Our Destiny
July 27, 2011

Summary
Summary
Driving Growth In Emerging Military Markets
Leveraging our proven innovation capability
Advanced technology development & integrated vehicle designs
Innovation Driving Sales And Market Share Gains
Relentless Focus On Operational Excellence
Speed to market
Reduced costs
Improved quality
High Quality And Performance Powertrains Drive Future Growth
Reliable, high performance, fuel efficient

July 27, 2011

Polaris Industries Inc. Polaris Industries Inc. 117 Q & A Dave Longren VP - Chief Technical Officer July 27, 2011

Global Market Development Global Market Development Mike Dougherty, Vice President Mike Dougherty, Vice President Analyst & Investor Meeting Analyst & Investor Meeting July 27, 2011 July 27, 2011

Global Market Leadership Overview
Global Market Leadership Overview
Polaris International
Sales ($000’s)
$306
$252
Up 20% to 25%
Growth
2011 Objectives
Double Digit Sales Growth
Further Strengthen Core EMEA business
Develop new markets – BRIC focus
Develop new partnerships – China / India
Polaris International At a Glance
43 Distributors and 9 subsidiaries
– 130 countries
Approximately 1,000 independent dealers
77% of business is in EMEA
67% of Revenues are Off-Road Vehicles
#1 in ORV market share in Europe
Goal: Grow International to >25% of
Total Sales in 5 Years
2010 2015
>25% 15%

Global Footprint 2016 120 Regional HQs JV / Mfg / Eng Ops Subsidiaries 2011 1 2 12 Polaris International Locations Polaris International Locations

Solid Growth + New Market Development
International Division 2011 –
International Division 2011 –
June YTD
June YTD
Grow: +28% SxS & Victory Driving Growth.   All Products & Regions Growing.
EMEA:
+23% North European Subs + Russia & UAE
APac:
+54% Aus +47%,  China gaining momentum, & Polaris India ready for 2H
LatAm:
+40% Regional SxS growth.  Polaris Brazil ready for 2H
Int’l Sales YTD ($ Millions)
2011 YTD
Revenue by Geography
2011 YTD
Revenue by Business Unit
EMEA
77%
Off-Road
Vehicles
On-Road
Vehicles
PG&A
Snow

28% Growth
$195
$153
AusNZ
11%
Asia
4%
LatAm
8%

International YTD 2011 Sales
International YTD 2011 Sales
2010 Currency ORV PG&A Victory/ Snow 2011
1st
Half 2011
$153
$11
$22
$3
$2
$195
Total Intl Total Intl
% Change in Total International Sales
Volume 12%
Product mix and price 9%
Currency 7%
28%
Sales growth continues to outperform Company expectations
- SxS up over 50% - Victory/On-Road up over 45%
- ATV up over 10% - PG&A up over 20%
Gained significant market share in Victory, stable global ORV
Making Growth Happen
On-Road
$4
+28%

Business +23% YTD.  Maintain growth in 2H.
EMEA Update –
EMEA Update –
June YTD
June YTD
HQ : Opened in March near Geneva.  Fully operational.   Foundation for future growth
High Growth Markets:   Mid East & Russia,   Germany On Road.   Snow Scandinavia
Protect ORV Markets:   France, Italy, UK & Finland.   Remain #1 and Gain Share.
Key New Products:   RZR XP,  Diesel Ranger in UK.  Victory gaining share throughout EU.
Financial Performance YTD
New Swiss HQ
Revenue By Product
23% Growth
$151
$123

Making Growth Happen in Key Emerging Markets
New Market Development 2011
New Market Development 2011
Russia Growth:  Strong Snow and ORV business.  On path to be #1.
China Development - 10 Dealers.  Yichun Province Order.    Building ORV Market
Brazil Penetration – Building Foundation.   Team in Place.  SKD production in Manaus
India Footprint - Team in place. Launch ORV in August, 10 Dealers.  Technical Center
BRIC Sales (in millions)
Brazil ORV Launch
SxS Media Coverage
Largest China Dealership
New BAM Dealership
$15M
Up 100% to 200%
Growth

Building ORV Market in China
Building ORV Market in China
Continue to Energize Media, and Customers; Opening More Stores
Urumqi Riding Famous Racer Han Han Endorsement
Yulin Store Opening Shanghai Riding Event

NEW
RANGER
RANGER
CREW DIESEL
CREW DIESEL
Diesel is #2 Ranger by volume in 2011 for Int’l
90% Peak Torque @ 1600 RPM
900 Diesel – 24HP Yanmar
55 AMP Alternator
40% More Range
Key MY12 Int’l Products
Key MY12 Int’l Products
Diesel Power for 6!

NEW! RZR XP 900 INTL
All the features found on the RZR S & 4 Intl models
E-Marked Maxxis Bighorns on Painted Aluminum Wheels
Rear Differential
Plus
E-Marked LED Lights
Electronic Power Steering
Parking Brake
Clicker Fox Shocks
New Extreme Performance
New Extreme Performance
The Revolution Continues!

International 2H 2011 Plan
International 2H 2011 Plan
Growth Continues
–
Keep ORV Leadership Position
–
Gain More ORV Share w/ SxS
–
Expand Victory Distribution & Market Share
–
Enter Work SxS Segment with Diesel
Strengthen European Business with HQ Opening
Expand Presence in China & Brazil & India
Continue Cultivating Potential Partnerships
Strengthen Core & Develop New Markets

Int’l Rev Trends by Product Line Int’l Rev Trends by Product Line SxS > ATV in 2012 129

Polaris Int’l Sales ($Millions)
$1B Revenue, Global Footprint, New Markets, On Road
International Division Long Range Plan
International Division Long Range Plan
Triple revenue  to $1B+
Double core business with SxS focus & motorcycle expansion
Significant new business:  On road, emerging market products
EMEA still core.  Emerging markets = 1/3 Int’l revenue.     APAC / LATAM fastest growth.
Revenue By Geography
Revenue By Product Line
$1B+
$1B+
$1B+
BOD Jul-2011

Global Market Leadership
Global Market Leadership
2011 YTD Progress…
2011 YTD Progress…
Make Growth Happen
>25% of Polaris Revenue
1H PII Int’l Rev ~ 15%
1H Int’l Growth = 28%
FY Int’l Growth = 20-25%
Strengthen Core ORV Business
ORV Market Share
Double SxS Business
EMEA Swiss HQ
Diversifying On Road / Adjacencies
Victory Global Launch
Military
Partnerships
New Market Development
Building BRICs
Develop New Products
Cultivate New Partners
Strong Financial Performance
Sustainable, Profitable Growth
Sales Growth
Margin Expansion
Healthy Balance Sheet
Grow  - Strengthen Core – Develop New Markets

Operational Excellence
Operational Excellence
A Pathway To World Class Performance
A Pathway To World Class Performance
Suresh Krishna
Suresh Krishna
VP –
VP –
Global Operations & Integration
Global Operations & Integration
July 27, 2011
July 27, 2011

Agenda Agenda 1. NA Realignment 2. Manufacturing Excellence 3. Supply Chain Execution 4. Lean Deployment: Polaris Way 5. Acquisition Integration 133 Analyst - July 2011

Engines & Exhausts to Monterrey
Tube Fab to ROS
Tube Fab to ROS
RZRs to Monterrey
RANGERs to Monterrey
Seats & Stampings
to Supplier
Project Management & Teamwork Drive Success
< 6 Months
Analyst - July 2011

Manufacturing Realignment  Manufacturing Realignment
Manufacturing Realignment

Analyst – Jul-11

Roseau Transition Roseau Transition
Roseau Transition
Consolidate all ATV
to Line A
Move SxS from
Line D to B
Huge Project Load With Many Transitions
Installed Tube fab
Target Investment in ROSEAU CENTER OF EXCELLENCE:  $6M
Emptied Line D and…

Analyst – Jul-11

NA Realignment Update July 2011
NA Realignment Update July 2011
Financials
Freight Watch: escorts northbound loads, 100%
effective to date
Emergency Response Plan developed and
implemented
GPS tracking installed on company & expat
vehicles
Facility complete
Seat transitions to Supplier (Woodbridge) &
Stampings (Kapco) complete
Roseau Tube Fab transition complete, Monterrey
pilots underway
Monterrey Headcount: 554 Hourly, 80 Salaried
Key Metrics
Quality
Solid Start – Significant Work Ahead
Production Volume on Plan
(in millions)
One Time Expense $24 - $26 On track
Est. Total Capital $35 On track
Annualized Savings $30+ On track
Monterrey Production Volume
Wholegoods Warranty
Project Status
Security

Analyst – Jul-11 137 Monterrey Video Monterrey Video

July 14, 2010 Lean Implementation providing Strong Results Analyst – Jul-11 138 Manufacturing Productivity Manufacturing Productivity

July 14, 2010 Deep supplier relationships driving cost & quality improvements Analyst – Jul-11 139 Supply Chain Execution Supply Chain Execution

Japan: No disruption to Polaris parts supply
Japan: No disruption to Polaris parts supply
Fuji
•
Contacted all Tier 1 suppliers
•
Engaged tier 1s to identify
parts availability from their
Tier 2 & tier 3 suppliers
•
Daily calls to monitor parts
availability at supplier’s
factories
•
Monitored all shipments from
suppliers for timely dispatch
•
Purchasing people were in
Japan on site at key suppliers
reviewing and monitoring
situation

Analyst – Jul-11

Commodities: Proactive Management
Commodities: Proactive Management

Cost Mitigation Strategies:
• Financial Hedges
• Forward Buys
• Reverse Auctions
• Supplier Umbrella Contracts
• Long-term Agreements
Analyst – Jul-11

NAFTA
61 63%
Japan
11 5%
Asia LCC
20 23%
Europe
8 8%
Direct OE & Aeon Purchases only – Tier I Country of Origin.
2011 -
2011 -
2014 World-wide Procurement
2014 World-wide Procurement
S. America
0 1%

2011: LCC – 24% 2014: LCC – 28%
Analyst – Jul-11

143 Inventory Reductions Inventory Reductions Analyst – Jul-11 At Stable Levels

•
Eliminate Waste
•
Improve Quality
•
Improve Lead-
time/Delivery
•
Reduce Cost
Analyst – Jul-11

Lean Development: Polaris Way
Lean Development: Polaris Way
Driving Significant, Measurable Improvements to our Bottom Line!

145 VIDEO ON LEAN: ROSEAU STORY VIDEO ON LEAN: ROSEAU STORY Analyst – Jul-11

Integrating Acquisitions: Polaris
Integrating Acquisitions: Polaris
Acquisition Framework (PAF)
Acquisition Framework (PAF)
Stage / Gate Process for
Integrated Product
Development & Validation.
This process enables:
Speed
Flexibility
Cross-functional
decision making
PDP
A disciplined methodology for
transferring production
processes from one site to
another or supplier.
This methodology enables:
Consistency
Risk mitigation
Process validation
Focus on product quality
& performance
Consistent approach
NA Realignment
Proven Ingredients – New Recipe for Success

PAF
Analyst – Jul-11
Lean: Polaris Way
Fully embrace the LEAN principles &
tools to make Polaris better.
Eliminate Waste
Margin Expansion
Product & Quality Leadership
Reduce Customer Lead Time

Jul-2011 AM 147 Polaris Industries Inc. Polaris Industries Inc. Q & A Q & A Polaris Industries Inc. Analyst & Investor Meeting July 27, 2011

Jul-2011 AM 148 Polaris Industries Inc. Polaris Industries Inc. Closing Comments Closing Comments Scott Wine, CEO Scott Wine, CEO Polaris Industries Inc. Analyst & Investor Meeting July 27, 2011

Jul-2011 AM 149 Polaris Industries Inc. Polaris Industries Inc. Q & A Q & A Polaris Industries Inc. Analyst & Investor Meeting July 27, 2011